UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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The Management Network Group, Inc.

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THE MANAGEMENT NETWORK GROUP, INC.

7300 COLLEGE BOULEVARD, SUITE 302

OVERLAND PARK, KANSAS 66210

SUPPLEMENT TO PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 18, 2014

These materials amend and supplement the definitive proxy statement (the "Proxy Statement") of The Management Network Group, Inc. ("we," "us," "our" or the "Company"), dated April 25, 2014, furnished to the Company's stockholders in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2014 Annual Meeting of Stockholders to be held June 18, 2014 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the "Annual Meeting"). This supplement is being furnished to stockholders to provide updated disclosures regarding the Elutions Share Issuance Proposal (Proposal No. 5). Our Board of Directors previously established April 21, 2014 as the record date for the determination of stockholders entitled to vote at the Annual Meeting.

This supplement is being first sent or made available to our stockholders on or about May 8, 2014. To the extent that information herein differs from information in the Proxy Statement, the information contained in this supplement controls. Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement remains unchanged. Capitalized terms used but not defined in this supplement have the meanings assigned to such terms in the Proxy Statement.

We urge you to read this supplement carefully and in its entirety together with the Proxy Statement. If you have not already submitted a proxy card or voting instruction card for use at the Annual Meeting, you are urged to do so promptly. No action in connection with this supplement to the Proxy Statement is required by any stockholder who has previously delivered a proxy card or voting instruction card and who does not wish to revoke or change their proxy or voting instructions. Information about revoking or changing proxies or voting instructions appears on page 4 of the Proxy Statement provided to stockholders.

Elutions Share Issuance Proposal (Proposal No. 5)

As more fully described in the Proxy Statement, we previously entered into a strategic relationship with Elutions, Inc. ("Elutions"), a provider of operational business intelligence solutions, pursuant to which we are working with Elutions to market, sell and implement certain products, solutions and services developed by Elutions. In connection with the strategic relationship, on February 25, 2014, we entered into an Investment Agreement (the "Investment Agreement") with Elutions. On March 18, 2014, we completed the closing of the transactions contemplated by the Investment Agreement. At the closing, among other transactions, the Company issued to Elutions a Common Stock Purchase Warrant (Tracking) (the "Tracking Warrant") and a Common Stock Purchase Warrant (Commercial Incentive) (the "Incentive Warrant", and together with the Tracking Warrant, the "Warrants").

Subsequent to furnishing the Proxy Statement to stockholders, in connection with the preparation of our Quarterly Report on Form 10-Q for the quarter ended March 29, 2014, we determined that the inclusion of certain of the economic anti-dilution provisions in the Warrants would require the Company to classify the Warrants as liabilities rather than as equity in our financial statements. As a result of the classification of the Warrants as liabilities, the Company was required to record a liability of $1.3 million relating to the Tracking Warrant for the quarter ended March 29, 2014.

As a result of the determination that the Warrants would be classified as liabilities, the Company and Elutions agreed to make changes to the anti-dilution provisions in the Warrants to address the unintended accounting treatment in order to provide for equity classification going forward and agreed to amend the Investment Agreement to address the concerns of Elutions resulting from the change to the anti-dilution provisions. On May [8], 2014, the Company and Elutions entered into Amendment No. 1 to the Investment Agreement (the "Amendment"), pursuant to which the Company canceled the previously issued Warrants and issued amended Warrants to Elutions with revised anti-dilution provisions.

In Proposal 5, in accordance with applicable Nasdaq rules, we are seeking stockholder approval of the issuance of certain shares of the Company's common stock ("Common Stock") pursuant to the Investment Agreement, as amended, consisting of shares that may be issued pursuant to (1) the Incentive Warrant, as amended, (2) economic anti-dilution provisions in the Warrants, as amended and (3) certain preemptive rights and purchase rights granted to Elutions.

Summary of Amendments. Under the economic anti-dilution provisions that were included in the Warrants prior to their amendment on May 8, 2014, we were deemed to issue shares of Common Stock (which would potentially trigger the anti-dilution provisions in the Warrants) at the time we issued options, warrants or other rights to purchase shares of Common Stock or convertible securities, and at the time we issued convertible securities that were convertible into Common Stock. The Warrants have been amended to delete this provision and to also provide that the anti-dilution provisions will not apply to the issuance of Common Stock upon the exercise or conversion of options, warrants or similar rights or convertible securities that are not prohibited from being outstanding by the Investment Agreement, as amended.

The Investment Agreement was amended to provide that prior to the earlier to occur of (i) the exercise or conversion of all of the shares of Common Stock subject to the Warrants, as amended and (ii) March 18, 2020, the Company and its subsidiaries will not, without the prior written consent of Elutions, issue options, warrants or similar rights or convertible securities, other than with respect to certain excluded issuances specified in the Amendment or pursuant to the Company's stockholder rights plan.

In order to describe the changes resulting from the Amendment, the following disclosure updates and amends certain disclosures in the Proxy Statement relating to these provisions (changes marked with new text are underlined and deleted text is marked with strikethrough).

PROPOSAL NO. 5

APPROVAL, IN ACCORDANCE WITH NASDAQ RULES, OF THE FUTURE ISSUANCE OF SHARES OF COMMON STOCK BY US PURSUANT TO (1) THE INCENTIVE WARRANT, AS AMENDED, ISSUED TO ELUTIONS, INC., (2) THE ANTI-DILUTION PROVISIONS IN WARRANTS, AS AMENDED, ISSUED TO ELUTIONS, INC. AND (3) THE EXERCISE OF CERTAIN PURCHASE RIGHTS AND PREEMPTIVE RIGHTS GRANTED TO ELUTIONS, INC.

Description of Elutions Agreements and Transactions (page 29 of the Proxy Statement provided to stockholders)

The sixth paragraph under this section of the Proxy Statement is amended to read as follows:

Each of the Warrants (as amended on May 8, 2014) has anti-dilution protection provisions which provide for adjustments in the Warrants in the event of stock splits and similar events as well as issuances of shares ~~or deemed issuances~~ of our Common Stock at a price less than market price at the time of issuance, subject to a number of exceptions. Each of the Warrants also permits Elutions (subject to certain exceptions) to purchase shares in future equity offerings made by us on a pro rata basis to all stockholders, with such purchase right based upon the number of shares that may be purchased upon complete exercise of the Warrant.

A new final paragraph is added to this section of the Proxy Statement, which reads as follows:

The Investment Agreement was amended on May 8, 2014 to provide that prior to the earlier to occur of (i) the exercise or conversion of all of the shares of Common Stock subject to the Warrants, as amended and (ii) March 18, 2020, the Company and its subsidiaries will not, without the prior written consent of Elutions, issue options, warrants or similar rights or convertible securities, other than with respect to certain excluded issuances specified in the Investment Agreement, as amended, or pursuant to the Company's stockholder rights plan.

Instrument and Provisions Subject to Stockholder Approval – Economic Anti-Dilution Provisions (page 32 of the Proxy Statement provided to stockholders)

This section of the Proxy Statement is amended to read in its entirety as follows:

Stockholders are also being asked to approve the potential future issuance of shares of our Common Stock pursuant to the economic anti-dilution provisions of both the Tracking Warrant and the Incentive Warrant, each as amended on May 8, 2014. The following description of the economic anti-dilution provisions in Section 4.6 of Incentive Warrant, as amended, and Section 2.6 of the Tracking Warrant, as amended, is qualified by reference to full text of the Incentive Warrant, as amended, which is attached as Exhibit A ~~B-1~~ to Amendment No. 1 to the Investment Agreement and the full text of the Tracking Warrant, as amended, which is attached as Exhibit B~~-2~~ to Amendment No. 1 to the Investment Agreement attached to this Supplement to Proxy Statement ~~hereto~~ as Appendix A~~B~~ and incorporated herein by reference.

Each of the Warrants has the same economic anti-dilution rights, which are also known as “weighted average anti-dilution provisions”, to prevent dilution of the exercise rights granted under the Warrants. If we issue or sell~~, or are deemed to have issued or sold,~~ any shares of Common Stock (~~including as a result of the issuance~~ except upon exercise or conversion of options, warrants or similar rights or convertible securities not prohibited from being outstanding by the Investment Agreement, as amended) without consideration or for consideration per share less than the “market price” in effect immediately prior to such issuance or sale ~~(or deemed issuance or sale)~~, then the exercise price in effect immediately prior to such issuance or sale ~~(or deemed issuance or sale)~~ will be reduced to a new exercise price determined by multiplying the then-current exercise price by a fraction:

(i) the numerator of which is the sum of (A) the number of shares of common stock deemed outstanding immediately prior to such issuance or sale ~~(or deemed issuance or sale)~~ plus (B) the aggregate number of shares of Common Stock which the aggregate amount of consideration, if any, received by us upon such issuance or sale ~~(or deemed issuance or sale)~~ would purchase at the “market price”; and

(ii) the denominator of which shall be the number of shares of common stock deemed outstanding immediately after such issuance or sale ~~(or deemed issuance or sale)~~.

In addition, upon each adjustment of the exercise price of each Warrant, the number of shares of our Common Stock issuable upon the exercise of each Warrant will be increased to a number of shares equal to the following quotient: (i) the product of (A) the exercise price in effect immediately prior to any such adjustment multiplied by (B) the number of shares issuable upon exercise of the Warrant immediately prior to any the adjustment; by (ii) the exercise price resulting from such adjustment.

For purposes of each Warrant, the “market price” equals: (a) the 30-day volume weighted average price of our Common Stock, subject to proportionate adjustment for stock splits, subdivisions and combinations of shares and similar events affecting the Common Stock, or (b) if the Common Stock is not listed on Nasdaq or other trading market, as reasonably determined by our Board of Directors and the holder of the Warrant, subject to dispute resolution provisions if the parties cannot agree on the market price. For purposes of each Warrant, the “common stock deemed outstanding” includes shares of our Common Stock actually outstanding at such time, plus shares issuable upon exercise of options, warrants and other rights actually outstanding at such time, plus shares of issuable upon conversion or exchange of convertible securities actually outstanding at such time, in each case, regardless of whether the options, warrants, rights or convertible securities are actually exercisable or convertible at such time. For purposes of determining any adjustment, the net amount of any consideration and the fair market value of any consideration other than cash or marketable securities will be determined in good faith jointly by our Board of Directors and the holder of such Warrant, subject to dispute resolution provisions if the parties cannot agree on the market price.

~~Under the economic anti-dilution provisions, we are deemed to issue shares of Common Stock at the time we issue options, warrants or other rights to purchase shares of Common Stock or convertible securities, and at the time we issue convertible securities that are convertible into Common Stock. If we grant or sell any options, warrants or rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such options, warrants or other rights or upon the conversion or exchange of convertible securities issuable upon the exercise of such options, warrants or other rights, is less than the “market price” in effect, then the adjustment provisions are applicable. In such case, the total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange are deemed to have been issued as of the date of granting or sale of such options, warrants or other rights at a price per share equal to the quotient obtained by dividing (A) the sum of (x) the total amount, if any, received or receivable by us as consideration for the granting or sale of all such options, warrants or other rights, plus (y) the minimum aggregate amount of additional consideration payable to us upon the exercise of all such options, warrants or other rights, plus (z), in the case of such options, warrants or rights that relate to convertible securities, the minimum aggregate amount of additional consideration, if any, payable to us upon the issuance or sale of all such convertible securities and the conversion or exchange of all such convertible securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all such options, warrants or other rights or upon the conversion or exchange of all convertible securities issuable upon the exercise of all such options, warrants or rights.~~

~~If we grant or sell any convertible securities, whether or not the right to convert or exchange any such convertible securities is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such convertible securities is less than the “market price” in effect immediately prior to the time of the granting or sale of such convertible securities, then the adjustment provisions apply. In such case, the total maximum number of shares of Common Stock issuable upon conversion or exchange of the total maximum amount of such convertible securities shall be deemed to have been issued as of the date of granting or sale of such convertible securities, at a price per share equal to the quotient obtained by dividing (A) the sum of (x) the total amount, if any, received or receivable by us as consideration for the granting or sale of such convertible securities, plus (y) the minimum aggregate amount of additional consideration, if any, payable to us upon the conversion or exchange of all such convertible securities, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such convertible securities.~~

~~The anti-dilution provisions provide for further adjustments upon future changes in the terms of outstanding options, warrants or rights and convertible securities and upon expiration of any such options, warrants or other rights or convertible securities. There is no further adjustment upon the exercise of any such options, warrants or other rights or conversion of convertible securities.~~

The following issuances are excluded from the economic anti-dilution provisions: any issuance or sale ~~(or deemed issuance or sale)~~: (a) pursuant to the Warrants or any warrants, instruments or agreements entered into pursuant to the Investment Agreement, as amended~~thereto~~; (b) to directors, officers, employees, or consultants of us and our subsidiaries in connection with their service as directors, employees or consultants of such entities as approved by our Board of Directors; (c) pursuant to the conversion or exercise of options, warrants or rights or convertible securities issued prior to March 18, 2014, provided that such securities are not amended after that date to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof; (d) pursuant to our stockholder rights plan, except to the extent that such agreement is triggered by any person or entity other than Elutions and certain related persons and entities; (e) to a strategic partner in a primarily non-financing transaction as approved by our Board of Directors; or (f) in connection with debt financings, equipment financings or similar transactions approved by our Board of Directors.

* * *

A copy of the Amendment is attached hereto as Appendix A. A copy of the Amended and Restated Common Stock Purchase Warrant (Commercial Incentive) is attached to the Amendment as Exhibit A and a copy of the Amended and Restated Common Stock Purchase Warrant (Tracking) is attached to the Amendment as Exhibit B. The foregoing description of the Amendment and the Warrants, as amended, is qualified by reference to the full text of the Amendment and the exhibits thereto, which are attached hereto as Appendix A and incorporated herein by reference.

Appendix A

AMENDMENT NO. 1 TO
INVESTMENT AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT AGREEMENT, dated as of May 8, 2014 (this “Amendment”), is made between The Management Network Group, Inc., a Delaware corporation (“Company”), and Elutions, Inc., a Delaware corporation (“Purchaser”).

WITNESSETH

WHEREAS, on February 25, 2014, Company and Purchaser entered into an Investment Agreement (the “Investment Agreement”); and

WHEREAS, Company and Purchaser now desire to amend the Investment Agreement pursuant to Section 12.7 of the Investment Agreement, in the respects set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.           The definition of “Convertible Securities” is hereby amended in its entirety as follows:

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock whether upon issuance or at a later date or upon satisfaction of any conditions or contingencies, but excluding Options.”

2.           The definition of “Excluded Issuances” is hereby amended in its entirety as follows:

“Excluded Issuances” means any issuance or sale by Company after the Effective Date of shares of Common Stock (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), Options or Convertible Securities: (a) pursuant to this Agreement or any warrants, instruments or agreements entered into pursuant thereto; (b) to directors, officers, employees, or consultants of Company and its Subsidiaries in connection with their service as directors, employees or consultants of such entities as approved by the Company Board; (c) pursuant to the conversion or exercise of Options or Convertible Securities issued prior to the Effective Date, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof; (d) pursuant to the Amended and Restated Rights Agreement, except to the extent that such agreement is triggered upon any Person other than a member of the Elutions Group becoming an Acquiring Person under the Amended and Restated Rights Agreement; (e) in connection with acquisition transactions approved by the Company Board; (f) pursuant to a strategic partner in a primarily non-financing transaction as approved by the Company Board; (g) in a firm commitment underwritten public offering; or (h) in connection with debt financings, equipment financings or similar transactions approved by the Company Board.”

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3.           A new Section 6.2(c) of the Investment Agreement is hereby added to read in its entirety as follows:

“During the period between the Effective Date and the earlier to occur of (i) the exercise or conversion of all of the shares of Common Stock subject to the Warrants (after all adjustments as set forth in the applicable Warrant) and (ii) the six (6) year anniversary of the Closing Date, except as otherwise expressly contemplated in this Agreement, the Company shall not (nor shall it permit any of its Subsidiaries to), without the prior written consent of the Purchaser, issue or sell any Options or Convertible Securities, other than with respect to Excluded Issuances or pursuant to the Amended and Restated Rights Agreement.”

4.           Simultaneously with the execution and delivery of this Amendment, Company and Purchaser shall amend and restate the outstanding Warrant (Commercial Incentive) and the outstanding Warrant (Tracking), as follows: (a) Purchaser shall surrender to the Company, for cancellation, the outstanding Warrant (Commercial Incentive) and the outstanding Warrant (Tracking), and (b) Purchaser and the Company shall execute and deliver an Amended and Restated Common Stock Purchase Warrant (Commercial Incentive), in the form attached hereto as Exhibit A, which shall upon the execution and delivery thereof be deemed the Warrant (Commercial Incentive) for purposes of the Investment Agreement and all other Transaction Documents, and Company and Purchaser shall execute and deliver an Amended and Restated Common Stock Purchase Warrant (Tracking), in the form attached hereto as Exhibit B, which shall upon the execution and delivery thereof be deemed the Warrant (Tracking) for purposes of the Investment Agreement and all other Transaction Documents. The Investment Agreement as amended by this Amendment shall upon the execution and delivery of this Amendment be deemed the Investment Agreement for purposes of all other Transaction Documents.

5.           Unless expressly revised by this Amendment, the terms and conditions of the Investment Agreement remain unchanged and in full force and effect. The contents of this Amendment supersede any previous agreement between the parties pertaining to the subject matter hereof. To the extent that there is a conflict between the terms and provisions of the Investment Agreement and this Amendment, the terms and provisions of this Amendment shall control. Capitalized terms used herein but not defined herein shall have the respective meanings assigned to them in the Investment Agreement.

6.           This Amendment and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Amendment or the negotiation, execution or performance of this Amendment (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Amendment) shall be governed by and construed in accordance with the Laws (as defined in the Investment Agreement) of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York. Notwithstanding the foregoing, the fiduciary duties of the Company Board (as defined in the Investment Agreement), the validity of any corporate action on the part of the Company, and any other matters relating to the internal corporate affairs of the Company, shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to the conflicts of laws rules thereof.

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7.           This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

COMPANY:

The Management Network Group, Inc.

By:
	Name:	Donald E. Klumb
	Title:	Chief Executive Officer, President and Chief Financial Officer

PURCHASER:

Elutions, Inc.

By:
	Name:	Benjamin Kaiser
	Title:	Chief Risk Officer

[Signature Page to Amendment No. 1 to Investment Agreement]

Exhibit A

Amended and Restated Common Stock Purchase Warrant

(Commercial Incentive)

THIS AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS PROVIDED HEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS PERMITTED UNDER RULE 144 OF THE ACT OR IS OTHERWISE EXEMPT FROM SUCH REGISTRATION.

THIS AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT IS SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTMENT AGREEMENT DATED AS OF FEBRUARY 25, 2014, AS AMENDED FROM TIME TO TIME.

AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

(COMMERCIAL INCENTIVE)

THE MANAGEMENT NETWORK GROUP, INC.

Warrant Shares: 3,400,000	Issue Date: May 8, 2014

THIS AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT (COMMERCIAL INCENTIVE) (this “Warrant”) is issued in exchange, replacement and substitution for the Common Stock Purchase Warrant (Commercial Incentive) (the “Original Warrant”) originally issued by The Management Network Group, Inc., a Delaware corporation (“Company”) to Elutions, Inc., a Delaware corporation, its successors and permitted assigns (together, “Holder”), on March 18, 2014 (the “Original Issue Date”). Company certifies that, for value received, Holder is entitled, at any time on or after the Issue Date specified above (the “Issue Date”) and prior to 5:00 p.m., New York City time, on the sixth (6th) anniversary of the Original Issue Date (the “Expiration Date”), to purchase from Company up to the number of fully paid and non-assessable shares (the “Shares”) of Common Stock, par value $0.005 per share, of Company (the “Common Stock”), specified as Warrant Shares above (the “Warrant Shares”) at the applicable exercise price per Share set forth in Section 1 of this Warrant (the “Warrant Exercise Price”), in each case subject to the adjustments and provisions and upon the terms and conditions set forth in this Warrant. The Warrant Exercise Price for Warrant Shares shall become locked in with respect to the applicable Exercise Price (“Locked In”) as provided in Section 1 and Appendix 1 attached hereto. The Warrant Shares shall vest and become exercisable (“Vested”) as provided in Section 2 and Appendix 1 attached hereto.

This Warrant has been issued pursuant to an Investment Agreement, dated as of February 25, 2014, between Company and Holder (as amended by Amendment No. 1 to the Investment Agreement, dated as of May 8, 2014, and as it may be further amended from time to time in accordance with its terms, the “Investment Agreement”). Each capitalized term used herein and not otherwise defined has the meaning given to such term in the Investment Agreement.

1.           EXERCISE PRICE

The Warrant Exercise Price for each of the Warrant Shares, on a per share basis, shall be as follows, subject to the vesting provisions in Section 2 and Appendix 1 to this Warrant, the exercise requirements set forth in Section 3 of this Warrant, the adjustments provided for in Section 4 of this Warrant, and all other provisions of this Warrant:

(a)           for any Warrant Shares Locked In or Vested from and after the Original Issue Date through the first anniversary of the Original Issue Date, the Warrant Exercise Price shall be $3.85 per share;

(b)           for any Warrant Shares Locked In or Vested after the first anniversary of the Original Issue Date through the second anniversary of the Original Issue Date, the Warrant Exercise Price shall be $4.10 per share;

(c)           for any Warrant Shares Locked In or Vested after the second anniversary of the Original Issue Date through the third anniversary of the Original Issue Date, the Warrant Exercise Price shall be $4.35 per share;

(d)           for any Warrant Shares Locked In or Vested after the third anniversary of the Original Issue Date through the fourth anniversary of the Original Issue Date, the Warrant Exercise Price shall be $4.60 per share; and

(e)           for any Warrant Shares Locked In or Vested after the fourth anniversary of the Original Issue Date through the fifth anniversary of the Original Issue Date, the Warrant Exercise Price shall be $4.85 per share; provided that for the avoidance of doubt this Warrant shall not be exercisable with respect to Warrant Shares that are not Vested as of the fifth (5th) anniversary of the Original Issue Date.

The applicable Warrant Exercise Price for any Warrant Shares shall be determined based upon the date that such Warrant Shares become Locked-In or Vested, as applicable.

2.           VESTING

(a)           Subject to the terms and conditions of this Warrant and the Investment Agreement, and notwithstanding any status as Locked In, Warrant Shares shall not become exercisable unless such Warrant Shares become Vested as provided in Appendix 1.

(b)           Anything in this Warrant to the contrary notwithstanding, this Warrant may not be exercised in whole or in part and no Purchase Rights may be granted or exercised (i) unless and until the Company has received the Required Approval with respect to the issuance of Warrant Shares and the other transactions contemplated hereby or (ii) at any time from and after 5:00 p.m., New York City time, on the Expiration Date. If the Company fails to receive the Required Approval with respect to the issuance of Warrant Shares and the other transactions contemplated hereby, then this Warrant shall thereafter be void and of no further force and effect.

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3.           EXERCISE

This Warrant shall be exercisable into shares of Common Stock, on the terms and conditions set forth in this Section 3.

3.1           Method of Exercise. Holder may, subject to the vesting provisions in Section 2 of this Warrant, the adjustments provided for in Section 4 of this Warrant, and all other provisions of this Warrant, exercise this Warrant in whole or in part to purchase Warrant Shares that have become Vested for cash by delivering to Company, in accordance with Section 9.2, (a) a duly executed Notice of Exercise in substantially the form attached as Appendix 2 and (b) the original of this Warrant. Unless Holder is exercising the conversion right provided for in Section 3.2, Holder shall also deliver to Company a wire transfer of immediately available funds (to an account designated by Company), or, if Holder desires an alternative method of delivery of the funds, such other form of payment acceptable to Company, in the amount of the aggregate Warrant Exercise Price for the Warrant Shares being purchased. With respect to any exercise or conversion of this Warrant, the Holder may not exercise or convert this Warrant for fewer Warrant Shares than 1,000 Warrant Shares or if less, the full number of Warrant Shares that may then be acquired upon exercise or conversion of this Warrant.

3.2           Cashless Conversion Right. In lieu of exercising this Warrant to purchase Warrant Shares for cash in accordance with Section 3.1, Holder may, at its option, exercise this Warrant on a cashless basis for Warrant Shares that become Vested in a fiscal year of the Company, provided that such cashless exercise occurs not later than 60 days following the end of such fiscal year of the Company in which such Warrant Shares have Vested, with net conversion based on the Assumed Value per Share. Such cashless conversion shall be effected without any obligation to pay the Warrant Exercise Price, into that number of Warrant Shares determined by (x) multiplying the number of Warrant Shares being exercised by (y) the quotient of (1)(A) the Assumed Value of one Share of Common Stock minus (B) the Warrant Exercise Price of one Warrant Share divided by (2) the Assumed Value of one Share of Common Stock. The Assumed Value of one Share shall be determined pursuant to Section 3.3. Holder may exercise such conversion right under this Warrant in whole or in part by delivering to Company, in accordance with Section 9.2, (a) a duly executed Notice of Exercise in substantially the form attached as Appendix 2 and (b) the original of this Warrant. With respect to any Warrant Shares vesting in any fiscal year of the Company, to the extent that the Holder fails to exercise such right under this Warrant with respect to such Warrant Shares on a cashless basis within 60 days following the end of such fiscal year of the Company as provided in this Section 3.2, Holder shall no longer have the right to exercise such right under this Warrant with respect to such Warrant Shares on a cashless basis as provided in this Section 3.2, but may otherwise exercise the Warrant thereafter with respect to such Warrant Shares and pay the exercise price by wire transfer of immediately available funds as provided in this Warrant. For the avoidance of doubt, the number of Warrant Shares that are Locked In and Vested shall be reduced by the number of such Warrant Shares being exercised, provided that the maximum number of Shares that may be issued under this Warrant shall be reduced only by the number of Warrant Shares that are actually issued. For example, if the Assumed Value of one share of Common Stock is $8.20 and the Warrant Exercise Price of one Warrant Share is $4.10, and the Warrant is being exercised with respect to 500,000 Locked In and Vested Warrant Shares, resulting in the issuance of 250,000 Warrant Shares, then the number of Warrant Shares that are Locked In and Vested shall be reduced by 500,000 Warrant Shares and the maximum number of Warrant Shares that may be issued under this Warrant shall be reduced by 250,000 Warrant Shares.

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3.3           Assumed Value. For purposes of this Warrant, “Assumed Value” shall mean, with respect to one Share of Common Stock for any date, the price determined as follows: (a) the 30-day volume weighted average price of the Common Stock (the dollar value of all Common Stock trading on the applicable Principal Trading Market for the applicable 30-day period, divided by the total trading volume or the applicable Principal Trading Market, for such 30-day period) for the 30-day period ending on the last day of the respective fiscal year (subject to proportionate adjustment for stock splits, subdivisions and combinations of shares and similar events affecting the Common Stock), or (b) if the Common Stock is not so listed or quoted, as reasonably determined by the Company Board and Holder; provided, that if the Company Board and Holder cannot determine the price of one Share of Common Stock, then such price shall be determined in the same manner as determination of a Closing Price pursuant to Section 6.11 of the Investment Agreement.

3.4           Delivery of Certificate and New Warrant. On or before 4:00 p.m., New York City time, on the third Business Day following the date of receipt or transmittal of an Exercise Notice and, to the extent applicable, the aggregate Warrant Exercise Price and receipt by Company of this Warrant, Company shall issue and deliver to the address as specified in the Exercise Notice (if given by Holder, otherwise to the address of Holder as set forth in Company’s records), a certificate, registered in the name of Holder or its designee, for the number of Shares to which Holder shall be entitled together with cash for any fractional interest. Company shall, as soon as reasonably practicable and in no event later than three Business Days after receipt of this Warrant and the other items above and at its own expense, issue and deliver to Holder a new Warrant, substantially identical hereto, representing the outstanding Warrant Shares not exercised.

3.5           Reservation of Shares Issuable upon Exercise. Company shall reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of Shares as shall from time to time be sufficient to effect the exercise of all of the Warrant Shares; and if at any time the number of Shares shall not be sufficient to effect the exercise of all of the Warrant Shares, in addition to such other remedies as shall be available to the Holder, Company shall take such action as may be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for such purposes.

4.           ADJUSTMENTS TO THE SHARES. The applicable Warrant Exercise Price and the number of Warrant Shares obtainable upon exercise of this Warrant shall each be subject to adjustment from time to time as provided in this Section 4.

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4.1           Stock Dividends, Splits, Etc. If, at any time while this Warrant is outstanding, Company declares or pays a dividend or other distribution on the outstanding shares of the Common Stock payable in additional shares of the Common Stock or other securities (including rights to acquire securities), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number of shares of Common Stock or the total number and kind of other securities, as applicable, to which Holder would have been entitled had Holder held such Shares as of the date on which a record is taken for such dividend or other distribution. If Company subdivides the outstanding shares of the Common Stock by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Exercise Price shall be proportionately decreased as of the date on which a record is taken for such subdivision. If the outstanding shares of the Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Exercise Price shall be proportionately increased and the number of Shares purchasable hereunder shall be proportionately decreased as of the date on which a record is taken for such combination or consolidation.

4.2           Reorganization, Reclassification, Exchange, Conversion or Substitution. Upon any reorganization, reclassification (other than a subdivision, combination or consolidation referred to in Section 4.1), exchange, conversion, substitution, merger, sale of all or substantially all of the Company’s assets followed by a liquidation of Company or similar event affecting the outstanding shares of the Common Stock at any time while this Warrant is outstanding (“Reorganization Event”), Holder shall be entitled to receive (either directly or upon subsequent liquidation), upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised in full immediately before such Reorganization Event, at an aggregate Warrant Exercise Price not exceeding the aggregate Warrant Exercise Price in effect as of immediately prior thereto. The provisions of this Section 4.2 shall similarly apply to successive Reorganization Events. Notwithstanding anything to the contrary contained herein, with respect to any Reorganization Event, the Holder may elect prior to the record date or consummation date (if there is no record date) of such Reorganization Event to exercise this Warrant in whole or in part to the extent then exercisable instead of giving effect to the provisions contained in this Section 4.2 with respect to this Warrant.

4.3           Distributions. If Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or other assets (excluding (a) evidences of indebtedness and other assets referred to in Section 4.1 or Section 4.2 above or Section 4.8, and (b) dividends or distributions paid in cash), then in each such case the Warrant Exercise Price shall be adjusted by multiplying the Warrant Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above and of which the numerator shall be the Closing Price on such record date less the then per share fair market value at such record date of the portion of such evidences of indebtedness or assets so distributed with respect to one outstanding share of Common Stock. The net amount of any fair market value of any consideration other than cash or marketable securities shall be determined in good faith jointly by the Company Board and the Holder; provided, however, that if such net amount of fair market value received cannot be determined by the Company Board and Holder, then such net amount of fair market value received shall be determined in the same manner as determination of a Closing Price pursuant to Section 6.11 of the Investment Agreement.

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4.4           Fractional Shares. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise of this Warrant, Company shall eliminate such fractional share interest by paying Holder cash in the amount computed by multiplying the fractional interest by the Closing Price of a full Share on the date of exercise.

4.5           Certificate as to Adjustments. Upon each adjustment of the Warrant Exercise Price, the Common Stock and/or number of Shares, or upon the occurrence of any transaction or event described in this Section 4 (including, without limitation, the grant of new securities or other property issuable upon exercise or conversion of this Warrant as a result of a Reorganization Event), Company shall promptly notify Holder thereof in writing, and, at Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. In addition, Company shall promptly, following any such adjustment, furnish Holder a certificate setting forth the Warrant Exercise Price, Common Stock and number of Shares in effect upon the date thereof and the series of adjustments leading to such Warrant Exercise Price, Common Stock and number of Shares.

4.6           Additional Anti-Dilution Rights. In order to prevent dilution of the purchase rights granted under this Warrant, the Warrant Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall also be subject to adjustment from time to time as provided in this Section 4.6.

(a)           Adjustment to Warrant Exercise Price Upon Issuance of Common Stock. Except as provided in Section 4.6(d) and except in the case of an event described in Section 4.1, Section 4.2, or Section 4.3, if the Company shall, at any time or from time to time after the Original Issue Date, issue or sell any shares of Common Stock (except as a result of the exercise or conversion of any outstanding Options and/or Convertible Securities not prohibited from being outstanding by the Investment Agreement) without consideration or for consideration per share less than the Market Price in effect immediately prior to such issuance or sale, then immediately upon such issuance or sale, the Warrant Exercise Price in effect immediately prior to such issuance or sale shall be reduced (and in no event increased) to a Warrant Exercise Price equal to the product obtained by multiplying the Warrant Exercise Price by a fraction:

(i)           the numerator of which shall be the sum of (A) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale plus (B) the aggregate number of shares of Common Stock which the aggregate amount of consideration, if any, received by the Company upon such issuance or sale would purchase at the Market Price; and

(ii)           the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale.

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For purposes of this Warrant, “Market Price” shall mean, with respect to one Share of Common Stock for any date, the price determined as follows: (a) the 30-day volume weighted average price of the Common Stock (determined by dividing the dollar value of all Common Stock trading on the applicable Principal Trading Market for the applicable 30-day period, by the total trading volume on the applicable Principal Trading Market, for such 30-day period) for the 30-day period ending on the date of determination (subject to proportionate adjustment for stock splits, subdivisions and combinations of shares and similar events affecting the Common Stock), or (b) if the Common Stock is not so listed or quoted, as reasonably determined by the Company Board and Holder; provided, that if the Company Board and Holder cannot determine the Market Price of one Share of Common Stock, then such Market Price shall be determined in the same manner as determination of a Closing Price pursuant to Section 6.11 of the Investment Agreement.

For purposes of determining the adjusted Warrant Exercise Price under this Section 4.6(a), if the Company shall, at any time or from time to time after the Original Issue Date, issue or sell any shares of Common Stock: (A) for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the closing price (as reflected on any securities exchange, quotation system or association or similar pricing system covering such security) for such securities as of the end of business on the date of receipt of such securities; (B) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Company, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to be the fair market value of such portion of the aggregate consideration received by the Company in such transaction as is attributable to such shares of Common Stock issued in such transaction; or (C) to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock issued to such owners. The net amount of any consideration and the fair market value of any consideration other than cash or marketable securities shall be determined in good faith jointly by the Company Board and the Holder; provided, however, that if such net amount of cash consideration and/or fair market value received cannot be determined by the Company Board and Holder, then such net amount of consideration and/or fair market value received shall be determined in the same manner as determination of a Closing Price pursuant to Section 6.11 of the Investment Agreement.

(b)           Adjustment to Number of Warrant Shares Upon Adjustment to Warrant Exercise Price. Upon any and each adjustment of the Warrant Exercise Price as provided in Section 4.6(a), the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to any such adjustment shall be increased to a number of Warrant Shares equal to the quotient obtained by dividing:

(i)           the product of (A) the Warrant Exercise Price in effect immediately prior to any such adjustment multiplied by (B) the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such adjustment; by

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(ii)           the Warrant Exercise Price resulting from such adjustment.

(c)           Certain Events. If any event of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Company Board shall make an appropriate adjustment in the Warrant Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 4; provided, that no such adjustment pursuant to this Section 4.6(c) shall increase the Warrant Exercise Price or decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4. In addition, the Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and conditions and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

(d)           Exceptions To Adjustment Upon Issuance of Common Stock. Anything herein to the contrary notwithstanding, there shall be no adjustment to the Warrant Exercise Price or the number of Warrant Shares issuable upon exercise of this Warrant with respect to any Excluded Issuance.

4.7           Notices. In the event:

(a)           that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;

(b)           of any Reorganization Event;

(c)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(d)           that any other event occurs that would result in any adjustment to the Warrant Exercise Price or the number of Warrant Shares issuable to Holder pursuant to this Section 4;

then, and in each such case, the Company shall send or cause to be sent to the Holder on the earlier of (i) at least 10 days prior to the applicable record date or the applicable expected effective date, as the case may be, for such event and (ii) the date upon which the Company sends such written notice to the other holders of Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) of such event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, or other right or action, and a description of such dividend, distribution or other right, along with copies of all relevant materials related to such event (including, without limitation, any indentures related to indebtedness distributed to stockholders), or (B) the effective date on which such Reorganization Event, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other Capital Stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other Capital Stock or securities) for securities or other property deliverable upon such Reorganization Event, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares (including, without limitation, the number, class and series or other designation of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such Reorganization Event).

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4.8           Purchase Rights. Without duplicating any purchase rights granted under the Investment Agreement or any other warrant or other instrument, in addition to any adjustments pursuant to this Section 4, if at any time the Company grants or issues or sells any Options or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Stock (the “Purchase Rights”), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder would have acquired if the Holder had held the number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. Anything herein to the contrary notwithstanding, the Holder shall not be entitled to the Purchase Rights granted herein with respect to any Excluded Issuances.

5.           CERTAIN AGREEMENTS

Company hereby covenants and agrees as follows:

5.1           Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. Upon delivery to the Holder of the Warrant Shares, good and valid title to the Warrant Shares shall pass to the Holder free and clear of all Liens.

5.2           Reservation of Shares. Until the Expiration Date, Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the full exercise of this Warrant, such number of Shares as shall from time to time be sufficient to effect the exercise with respect to all of the Warrant Shares that may be received pursuant to this Warrant; and if at any time the number of Shares shall not be sufficient to effect the full exercise of this Warrant, in addition to such other remedies as shall be available to the Holder, Company shall take such action as may be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for such purposes.

5.3           Successors and Assigns. This Warrant shall be binding upon any entity succeeding to Company by merger, consolidation, or acquisition of all or substantially all Company’s assets or all or substantially all of Company’s outstanding capital stock or otherwise.

5.4           No Rights as a Stockholder. Except as otherwise provided in this Warrant, the Holder of this Warrant shall not be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any Company action (whether upon a merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised or converted and the Shares issuable upon the exercise or conversion hereof shall have been issued as provided herein.

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6.           TRANSFER AND REPLACEMENT OF WARRANT

6.1           Restriction on Transfer. Neither this Warrant nor the Warrant Shares to be received upon exercise or conversion of this Warrant have been registered under the Securities Act or under the securities Laws of any state and Company shall have no obligation to register the resale of this Warrant or the Warrant Shares under the Securities Act or under the securities Laws of any state, except in the case of the Warrant Shares to the extent provided in the Registration Rights Agreement. In addition to the restrictions set forth below, this Warrant and the Warrant Shares may not be transferred (a) if such action would constitute a violation of any federal or state securities Laws or a breach of the conditions to any exemption from registration thereunder (including a loss of the exemptions under the Securities Act, or applicable state securities Laws) on which Company relied in connection with the issuance of this Warrant and any Warrant Shares upon exercise or conversion thereof and (b) unless and until one of the following has occurred: (i) registration of the resale of this Warrant and/or Warrant Shares, as the case may be, under the Act, and such registration or qualification as may be necessary under the securities laws of any state, has become effective, or (ii) the Holder has delivered to Company an opinion of counsel reasonably satisfactory to Company that such registration or qualification is not required and such action will not constitute a breach of the conditions to any exemption from registration thereunder (including a loss of the exemptions under the Act, or applicable state securities laws) on which Company relied in issuing this Warrant and any Warrant Shares upon exercise or conversion thereof. In addition to the foregoing restrictions, this Warrant is subject to the restrictions set forth in the Investment Agreement and neither this Warrant nor any interest herein may be assigned, pledged, sold or otherwise transferred without the prior written consent of Company in its sole discretion. Any purported assignment prohibited by the Investment Agreement or this Warrant shall be void.

6.2           Stock Legend. All Shares issued upon exercise or conversion in whole or in part of this Warrant shall have stamped or imprinted thereron a legend to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS PROVIDED HEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS PERMITTED UNDER RULE 144 OF THE ACT OR IS OTHERWISE EXEMPT FROM SUCH REGISTRATION. THE SECURITIES ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTMENT AGREEMENT DATED AS OF FEBRUARY 25, 2014, AS AMENDED FROM TIME TO TIME.

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6.3           Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement and bond reasonably satisfactory in form and amount to Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

6.4           Cancellation. Upon the surrender of this Warrant in connection with any transfer, exchange or replacement, this Warrant shall be promptly canceled by Company. The Original Warrant is hereby canceled.

6.5           Register. Company shall maintain, at its principal executive offices (or such other office or agency of Company as it may designated by notice to Holder), a register for this Warrant, in which Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

7.           REGISTRATION RIGHTS

The shares of Common Stock issuable upon exercise or conversion of this Warrant shall be “Registrable Common Shares” under that certain Registration Rights Agreement, dated as of March 18, 2014, by and between Company and Holder.

8.           [Intentionally Omitted]

9.           MISCELLANEOUS

9.1           Term. This Warrant is exercisable or convertible in whole or in part at any time and from time to time on or before the Expiration Date.

9.2           Notices. All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Warrant shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, or (b) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of delivery. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such day. Such notices, demands, requests, consents and other communications shall be sent to the following Persons at the following addresses.

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if to Company, to:

The Management Network Group

7300 College Boulevard, Suite 302

Overland Park, KS 66210

Attention: CEO/President and General Counsel

if to Holder, to:

Elutions, Inc.

601 East Twiggs Street

Tampa, Florida 33602

Attention: Chairman/CEO and General Counsel

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

9.3           Waivers. The rights and remedies provided for herein are cumulative and not exclusive of any right or remedy that may be available to Holder whether at law, in equity, or otherwise. No delay, forbearance, or neglect by Holder, whether in one or more instances, in the exercise of any right, power, privilege, or remedy hereunder or in the enforcement of any term or condition of this Warrant shall constitute or be construed as a waiver thereof. No waiver of any provision hereof, or consent required hereunder, or any consent or departure from this Warrant, shall be valid or binding unless expressly and affirmatively made in writing and duly executed by Holder. No waiver shall constitute or be construed as a continuing waiver or a waiver in respect of any subsequent breach, either of similar or different nature, unless expressly so stated in such writing.

9.4           Specific Enforcement. The parties hereto agree that irreparable damage will occur in the event that any of the provisions of this Warrant are not performed in accordance with their specific intent or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they may be entitled by law or equity. The parties hereto agree not to resist such application for relief on the basis that the non-breaching party has an adequate remedy at law and agree to waive any requirement for securing or posting of any bond in connection with such remedy.

9.5           Counterparts. This Warrant may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Warrant. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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9.6           Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Notwithstanding the foregoing, the fiduciary duties of the Company Board, the validity of any corporate action on the part of the Company, and any other matters relating to the internal corporate affairs of the Company, shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to the conflicts of laws rules thereof

9.7           Exclusive Jurisdiction; Venue. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Warrant and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Warrant and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the any New York State court sitting in the County of New York, the State of New York or the United States District Court for the Southern District of New York, and, in each case, any appellate court therefrom. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Warrant or any of the transactions contemplated by this Warrant in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Warrant, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 9.7, (b) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Warrant, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto agrees that service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 9.2. Each of the parties agrees that the final judgment of any such court shall be enforceable in any court having jurisdiction over the relevant party or any of its assets.

9.8           Waiver of Jury Trial. EACH OF THE PARTIES TO THIS WARRANT HEREBY IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY DIRECT OR INDIRECT ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY ( A ) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, ( B ) MAKES THIS WAIVER VOLUNTARILY, AND ( C ) ACKNOWLEDGES THAT EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 9.8.

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9.9           Successors and Assigns. Except as set forth in Section 6.1, this Warrant and the rights and obligations hereunder shall not be assigned, delegated, or otherwise transferred (whether by operation of law, by contract, or otherwise) without the prior written consent of the other party hereto. Any attempted assignment, delegation, or transfer in violation of this Section 9.9 shall be void and of no force or effect.

9.10           Amendment. This Warrant may be amended, modified, or supplemented only pursuant to a written instrument making specific reference to this Warrant and signed by Company and Holder.

9.11           Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Warrant.

9.12           Descriptive Headings; No Strict Construction. The descriptive headings of this Warrant are inserted for convenience only and do not constitute a substantive part of this Warrant. The parties to this Warrant have participated jointly in the negotiation and drafting of this Warrant. If an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Warrant. The parties agree that prior drafts of this Warrant shall be deemed not to provide any evidence as to the meaning of any provision hereof or the intention of the parties hereto with respect to this Warrant.

9.13           Blackout Periods. If, due to any “blackout period” or other similar restriction on the purchase of Securities imposed by the Company, Holder is prevented from exercising any of its rights hereunder (including, without limitation, exercising the Warrant and purchasing Warrant Shares), then the Expiration Date shall be extended such number of days equal to the time period in which such “blackout period” or other similar restriction restricted Holder from exercising such rights. If any additional rights are afforded to any Persons subject to any such “blackout periods” or other similar restriction (including, without limitation, any notice rights), then Holder shall be afforded such additional rights.

9.14           Definitions.

“Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of Options actually outstanding at such time, plus (c) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided, that Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly owned Subsidiaries.

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“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock whether upon issuance or at a later date or upon satisfaction of any conditions or contingencies, but excluding Options.

“Excluded Issuances” means any issuance or sale by Company after the Issue Date of shares of Common Stock (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), Options or Convertible Securities: (a) pursuant to this Warrant or any warrants, instruments or agreements entered into pursuant the Investment Agreement; (b) to directors, officers, employees, or consultants of Company and its subsidiaries in connection with their service as directors, employees or consultants of such entities as approved by the Company Board; (c) pursuant to the conversion or exercise of Options or Convertible Securities issued prior to the Issue Date, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof; (d) pursuant to the Amended and Restated Rights Agreement, except to the extent that such agreement is triggered upon any Person other than a member of the Elutions Group (as defined in the Amendment to Rights Agreement) becoming an Acquiring Person under the Amended and Restated Rights Agreement; (e) pursuant to a strategic partner in a primarily non-financing transaction as approved by the Company Board; or (f) in connection with debt financings, equipment financings or similar transactions approved by the Company Board.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

[signature page follows]

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IN WITNESS WHEREOF, the parties have duly executed and delivered this Warrant by their duly authorized representatives as of the date first above written.

COMPANY:

THE MANAGEMENT NETWORK GROUP, INC.

By:
	Name:	Donald E. Klumb
	Title:	Chief Executive Officer, President and Chief Financial Officer

HOLDER:

ELUTIONS, INC.

By:
	Name:	Benjamin Kaiser
	Title:	Chief Risk Officer

[Signature Page to Warrant (Commercial Incentive)]

APPENDIX 1

Vesting Provisions:

For purposes of this Warrant and this Appendix 1, the following terms shall have the following meanings:

“Applicable Contract” means any Booked Order received from, and related Client Statement of Work with, a third-party client (which shall include agreements with a third-party financier) entered into by Company or an Affiliate of Company with respect to such Booked Order and related Client Statement of Work.

“Applicable Contract Lock In Credit” means the Exercise Price for Warrant Shares becomes Locked In based upon monies received or to be received by Company and/or an Affiliate of Company over the term of Applicable Contracts. Applicable Contract Lock In Credit shall be determined on the effective date of the Applicable Contract.

“Applicable Contract Vesting Credit” means vesting credit for Warrant Shares based upon either: (1) recognized revenues by Company and/or an Affiliate of Company under GAAP in an Applicable Fiscal Quarter under Applicable Contracts (“Revenue Vesting Credit”); or (2) monies received by Company and/or an Affiliate of Company that is attributable to Substantially Completed Installation/Deployment under prime contracts of Company in connection with Applicable Contracts in an Applicable Fiscal Quarter and for which the Company will recognize the revenues associated with such monies under GAAP in a future fiscal quarter (“Cash Vesting Credit”). Cash Vesting Credit shall be granted upon Substantial Completion of Installation/Deployment; provided, however, that, if the installation/deployment involves multiple client sites, then Cash Vesting Credit shall be granted on a pro rata basis upon Substantial Completion of Installation/Deployment for each client site. Company and Holder shall agree in writing as to the applicable Cash Vesting Credit to be granted with respect to monies to be received pursuant to an Applicable Contract prior to their or their Affiliates entering into such Applicable Contract. Cash Vesting Credit shall be granted no later than the 365th day following receipt by Company and/or its Affiliate(s) of any monies under an Applicable Contract for which the recognition of such monies as revenue is not dependent on Substantially Completed Installation/Deployment. For the avoidance of doubt, Applicable Contract Vesting Credit shall be granted in accordance with the foregoing notwithstanding that monies may have been received by Company or an Affiliate of Company in the past with respect to related Applicable Contracts. Applicable Contract Vesting Credit with respect to any Applicable Contracts shall be awarded one time and without double-counting upon the earliest event to occur that results in Revenue Vesting Credit or Cash Vesting Credit with respect to such Applicable Contracts. For the avoidance of doubt, once Cash Vesting Credit is awarded, associated revenue recognition relating to the same monies will not result in duplicative Revenue Vesting Credit.

“Applicable Fiscal Quarter” means each fiscal quarter of the Company ending after the Original Issue Date and before the Expiration Date (or partial fiscal quarter for the fiscal quarter in which the Original Issue Date or the Expiration Date occurs, where the first Applicable Fiscal Quarter determined hereunder shall mean the first fiscal quarter or partial fiscal quarter of the Company ending after the Effective Date of the Investment Agreement).

“Applicable Warrant Shares” means, for an Applicable Fiscal Quarter, the number of Warrant Shares for which Applicable Contract Lock In Credit is granted, which shall be determined by dividing the aggregate Applicable Contract Lock In Credit earned in such Applicable Fiscal Quarter (i.e., monies received or to be received by Company and/or an Affiliate of Company over the term of Applicable Contracts that become effective in such Applicable Fiscal Quarter) by $85,000,000, and then multiplying such resulting percentage by 3,400,000. For example, if the aggregate Applicable Contract Lock In Credit earned in an Applicable Fiscal Quarter is $10,000,000, then the Applicable Warrant Shares resulting from such Applicable Contract Lock In Credit will be 400,000 Applicable Warrant Shares. Any computation of Applicable Warrant Shares shall not increase the number of Warrant Shares as otherwise provided for in this Warrant.

“Change in Control Vesting Credit” means vesting credit for Warrant Shares based upon a Change in Control of the Company.

“Substantial Completion of Installation/Deployment” occurs when substantially all of the equipment to be installed or deployed pursuant to a Client Statement of Work is placed and mounted in client facilities (or other location, as required by the Client Statement of Work) and data from such equipment is populated in the Maestro database.

“Vesting Formula” means the following formula:

(a)	Applicable Contract Vesting Credit earned for an Applicable Fiscal Quarter, multiplied by the

(b)	Vesting Percentage.

“Vesting Percentage” means four percent (4%).

The Exercise Price for Applicable Warrant Shares shall be determined and Locked In based upon Applicable Contract Lock In Credit for an Applicable Fiscal Quarter.

Notwithstanding any status as Locked In, Warrant Shares shall only become Vested pursuant to the application of the Vesting Formula and/or the creation of Change in Control Vesting Credit on a first Locked In, first Vested basis, provided further, however, that any Warrant Shares that have become Locked In but have not yet become Vested prior to the fifth (5th) anniversary of the Original Issue Date shall be deemed Vested as of the fifth (5th) anniversary of the Original Issue Date. For example in regard to the first Locked In, first Vested basis, if 100 Warrant Shares are Locked In prior to the first anniversary of the Original Issue Date pursuant to Applicable Contract “A” and 100 Warrant Shares are Locked In between the first anniversary and the second anniversary of the Original Issue Date pursuant to Applicable Contract “B”, then any Applicable Contract Vesting Credit granted shall be applied (i) first to the first Warrant Shares that have been Locked In (that is, the Warrant Shares Locked In pursuant to Applicable Contract “A”), whether or not the Applicable Contract Vesting Credit was first granted pursuant to Applicable Contract “A” or Applicable Contract “B”, and (ii) then to the Warrant Shares Locked In next in time (that is, the Warrant Shares Locked In pursuant to Applicable Contract “B”) and any remaining Applicable Contract Vesting Credit not granted to any Locked In Warrant Shares shall remain available to be applied to any future Locked In Warrant Shares.

Upon a Change in Control of the Company, all Applicable Contract Lock In Credit that has not become Applicable Contract Vesting Credit shall then be deemed to be Applicable Contract Vesting Credit. Change in Control Vesting Credit shall be awarded one time and not cumulatively with respect to any Applicable Contract Vesting Credit. For the avoidance of doubt, once Change in Control Vesting Credit is awarded, any Warrant Shares that are Locked In and deemed Vested based upon Change in Control Vesting Credit will not result in duplicative Applicable Contract Vesting Credit.

The number of Warrant Shares that become Vested and exercisable for an Applicable Fiscal Quarter shall be based upon Change in Control Vesting Credit and the application of the Vesting Formula for such Applicable Fiscal Quarter, subject in each case to the limit on the total number of Warrant Shares that may be issued under this Warrant but without prejudice to Holder’s right to acquire Warrant Shares to be applied to cashless conversion as set forth below. For example, if the Applicable Contract Vesting Credit for an Applicable Fiscal Quarter is $10,000,000, then the number of Warrant Shares that Vest for such Applicable Fiscal Quarter shall equal (10,000,000 x .04) or 400,000 Warrant Shares. For the avoidance of doubt, (i) each Applicable Contract Lock In Credit shall be counted only once for purposes of determining the Exercise Price and Locked In status of Warrant Shares and Applicable Contract Vesting Credit and (ii) the Change in Control Vesting Credit shall be counted only once for purposes of determining the Vested status of Warrant Shares.

Within ten (10) Business Days following the date of Company’s public disclosure of its earnings for an Applicable Fiscal Quarter, but in no event later than forty-five (45) days following the last day of an Applicable Fiscal Quarter, Company shall deliver to Holder written notice of the Applicable Contract Lock In Credit and Applicable Contract Vesting Credit for such Applicable Fiscal Quarter, together with confirmation of the number of Warrant Shares that are subject to a particular Exercise Price based upon Applicable Contract Lock In Credit and the number of Warrant Shares that have Vested and become exercisable as a result of Applicable Contract Vesting Credit (an “Incentive Warrant Notice”). Any failure by Holder to object to Company’s calculations in the Incentive Warrant Notice shall not be deemed a waiver by Holder of any of Holder’s rights hereunder, including, without limitation, the right to object to such calculation and demand an accounting thereof or exercise any rights afforded to Holder hereunder, under the Investment Agreement or Transaction Documents or enforce its rights at law or in equity. Applicable Contract Vesting Credit included in the vesting computation for an Applicable Fiscal Quarter shall not be included in the vesting computation for any subsequent Applicable Fiscal Quarter.

After taking into account the adjustments set forth in Section 4 of this Warrant and any additional Warrant Shares that may then be used to cashlessly exercise this Warrant pursuant to Section 3.2 of the Warrant, in no event shall Warrant Shares vest and become exercisable in an amount greater than that number of Warrant Shares, when combined with the Purchased Shares and other shares of Common Stock acquired by members of the Elutions Group and the shares of Common Stock then currently issuable and/or issued under the Warrants (Tracking), that would result in such Persons owning, or having the right to own, in excess of 38.5% of the issued and outstanding Common Stock (the “Ownership Cap”). For the avoidance of doubt, Warrant Shares shall continue to be considered Locked In and/or Vested in accordance with the terms hereof notwithstanding the Ownership Cap; provided, however, that any such Warrant Shares which would enable Holder if exercised to exceed the Ownership Cap shall be applied only to Holder’s cashless exercise of this Warrant in accordance with Section 3.2 hereof.

Notwithstanding the foregoing, to the extent that the Company repurchases shares of Common Stock (other than in connection with tax withholding under its equity plans and equity award agreements) after the Effective Date in excess of $2,000,000, the Ownership Cap shall be determined based on the issued and outstanding Common Stock without giving effect to any such repurchases of Common Stock by the Company in excess of $2,000,000.

APPENDIX 2

NOTICE OF EXERCISE

TO: THE MANAGEMENT NETWORK GROUP, INC.

1.           The undersigned hereby elects to purchase _____ Shares of the Common Stock of The Management Network Group, Inc. pursuant to the terms of the attached Amended and Restated Common Stock Purchase Warrant (the “Warrant”) issued to the undersigned, and shall tender payment of the exercise price in full in accordance with the terms of the Warrant.

2.           Payment shall take the form of (check applicable box):

[ ]           in lawful money of the United States; or

[ ]           the exercise of such number of Shares as is necessary, in accordance with the formula set forth in Section 3.2 of the Warrant, to exercise the Warrant with respect to the number of Shares to be purchased as set forth in item 1 above pursuant to the cashless exercise procedure set forth in Section 3.2 of the Warrant.

3.           Please issue a certificate or certificates representing said Shares in the name of the undersigned.

ELUTIONS, INC.

By:
Name:
Title:

Date:________________

Exhibit B

Amended and Restated Common Stock Purchase Warrant

(Tracking)

THIS AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS PROVIDED HEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS PERMITTED UNDER RULE 144 OF THE ACT OR IS OTHERWISE EXEMPT FROM SUCH REGISTRATION.

THIS AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT IS SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTMENT AGREEMENT DATED AS OF FEBRUARY 25, 2014, AS AMENDED FROM TIME TO TIME.

AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

(TRACKING)

THE MANAGEMENT NETWORK GROUP, INC.

Warrant Shares: 996,544	Issue Date: May 8, 2014

THIS AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT (TRACKING) (this “Warrant”) is issued in exchange, replacement and substitution for the Common Stock Purchase Warrant (Tracking) (the “Original Warrant”) originally issued by The Management Network Group, Inc., a Delaware corporation (“Company”) to Elutions, Inc., a Delaware corporation, its successors and permitted assigns (together, “Holder”), on March 18, 2014 (the “Original Issue Date”). Company certifies that, for value received, Holder is entitled, at any time on or after the Issue Date specified above (the “Issue Date”) and prior to 5:00 p.m., New York City time, on the sixth (6th) anniversary of the Original Issue Date (the “Expiration Date”), to purchase from Company up to the number of fully paid and non-assessable shares (the “Shares”) of Common Stock, par value $0.005 per share, of Company (the “Common Stock”) specified as Warrant Shares above (the “Warrant Shares”) at the applicable exercise price per Share set forth in Section 1 of this Warrant (the “Warrant Exercise Price”) or to exercise this Warrant into Shares, in each case subject to the adjustments and provisions and upon the terms and conditions set forth in this Warrant. This Warrant has been issued pursuant to an Investment Agreement, dated as of February 25, 2014, between Company and Holder (as amended by Amendment No. 1 to the Investment Agreement, dated as of May 8, 2014, and as it may be further amended from time to time in accordance with its terms, the “Investment Agreement”). Initially capitalized terms not defined herein shall have the respective meanings assigned to them in the Investment Agreement.

1.	EXERCISE

This Warrant shall be exercisable into shares of Common Stock, on the terms and conditions set forth in this Section 1.

1.1.        Exercise Rights.

(a)        On or after the date hereof but prior to the Expiration Date, Holder shall be entitled to exercise (on one or more separate occasions) any portion of the outstanding and unexercised Total Exercise Amount (as hereinafter defined) into Shares in accordance with Section 1.3, at the Exercise Rate (as hereinafter defined), provided that with respect to any exercise the Holder may not exercise less than the lesser of (i) an Exercise Amount equal to $250,000 or (ii) the full Total Exercise Amount then outstanding.

(b)        On or after the date that is 30 months following the Original Issue Date, provided that, at the time the Company causes exercise, (1) Company (on a consolidated basis) has cash and cash equivalents (net of any amounts required to cover checks and similar instruments issued by the Company which have not cleared and determined in conformity with GAAP applied consistently with the application thereof in the preparation of the balance sheet included in the most recent financial statements included in the Company’s SEC filings) (the “Company Cash”) of not less than $9,500,000 and (2) the result of (i) the current assets of the Company (on a consolidated basis) determined in conformity with GAAP applied consistently with the application thereof in the preparation of the balance sheet included in the most recent financial statements included in the Company’s SEC filings minus (ii) the current liabilities of the Company (on a consolidated basis) determined in conformity with GAAP applied consistently with the application thereof in the preparation of the balance sheet included in the most recent financial statements included in the Company’s SEC Documents (the “Net Working Capital”) is not less than $13,000,000, the Company shall be entitled to cause Holder to exercise all or any portion of the outstanding and unpaid Total Exercise Amount (as hereinafter defined) into Shares in accordance with Section 1.3, at the Exercise Rate (as hereinafter defined).

(c)        On or after the date as of which the volume weighted average price of the Common Stock on each Trading Day during any consecutive 90-day period after the eighteen (18) month anniversary of the Original Issue Date of this Warrant has exceeded $5.50 per share (subject to proportionate adjustment for stock splits, subdivisions and combinations of shares and similar events affecting the Common Stock) (the “Threshold Common Stock Price”), provided that (i) at such time the Company causes exercise the Threshold Common Stock Price is then exceeded, (ii) the Company Cash is not less than $9,500,000 and (iii) the Net Working Capital is not less than $13,000,000, the Company shall be entitled to cause Holder to exercise all or any portion of the outstanding and unpaid Total Exercise Amount into Shares in accordance with Section 1.3, at the Exercise Rate.

(d)        No fractional shares shall be issued upon exercise of this Warrant, and any portion of the Exercise Amount that otherwise would be exercisable into a fractional share shall be paid in cash in an amount based on the Warrant Exercise Price.

1.2.        Exercise Rate. The number of Shares issuable upon exercise of any Exercise Amount pursuant to Section 1.1 (the “Exercise Rate”) shall be determined by dividing (x) the Exercise Amount by (y) the Warrant Exercise Price.

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(a)        “Exercise Amount” means the value of the Warrant Shares being exercised pursuant to a respective exercise determined by multiplying the Warrant Exercise Price by the number of Warrant Shares being exercised.

(b)        “Total Exercise Amount” means the aggregate sum of $3,268,664.32, as reduced by the Exercise Amount of each exercise hereunder.

(c)        “Warrant Exercise Price” means $3.28 per Share, subject to adjustment as provided herein.

1.3.        Procedure for Exercise. To exercise all or any portion of the Total Exercise Amount into Shares on any date (an “Exercise Date”), the party electing to cause such exercise shall (a) transmit by facsimile or otherwise in accordance with Section 7.2, for receipt on or prior to 4:00 p.m., New York City time, on such date, a copy of an executed notice of exercise in the form attached hereto as Appendix I (the “Exercise Notice”) to the other party (in the case of notice from Company, with appropriate changes to the form for exercise caused by Company rather than Holder), and (b) in the case of Holder, pay to Company in immediately available funds an amount equal to the applicable Exercise Amount (the “Cash Payment”), and also cause this Warrant to be delivered to Company as soon as reasonably practicable on or following such date (but no later than within five (5) Business Days following the date on which the Exercise Notice is given by the Company or Holder); provided, however, that if the Note is still outstanding, then (i) the Exercise Amount shall be offset and decreased by an equal amount of accrued, but unpaid, interest plus principal outstanding under the Note (the “Set-Off Amount”), and (ii) such amount of principal and accrued, but unpaid, interest outstanding under the Note shall be reduced by the Set-Off Amount. If the exercising party is Company and if the amount outstanding under the Note is less than the Exercise Amount, Holder shall make a Cash Payment to the Company in an amount equal to the unpaid portion of the Exercise Amount within fifty (50) days following the date on which the Exercise Notice is given and if such Cash Payment is not made within such fifty (50) day period and Holder does not make such Cash Payment within ten (10) days after delivery of written notice from Company that such Cash Payment has not been made, then this Warrant shall no longer be exercisable and shall be of no further force or effect with respect to the Warrant Shares subject to such portion of the Exercise Amount. On or before 4:00 p.m., New York City time, on the first Business Day following the date of receipt of an Exercise Notice, the receiving party shall transmit by electronic mail to the Chief Executive Officer and General Counsel of the other party a confirmation of receipt of such Exercise Notice to the transmitting party (at the electronic mail address provided in the Exercise Notice) and Company’s transfer agent, if any. On or before 4:00 p.m., New York City time, on the third Business Day following the date of receipt or transmittal of an Exercise Notice and receipt by Company of the Exercise Amount (by payment in cash or Set-Off Amount) and this Warrant, Company shall issue and deliver to the address as specified in the Exercise Notice (if given by Holder, otherwise to the address of Holder as set forth in Company’s records), a certificate, registered in the name of Holder or its designee, for the number of Shares to which Holder shall be entitled together with cash for any fractional interest. Company shall, as soon as reasonably practicable and in no event later than three Business Days after receipt of this Warrant and the other items above and at its own expense, issue and deliver to Holder a new Warrant, substantially identical hereto, representing the outstanding Warrant Shares not exercised. With respect to exercises caused by Company, Company shall keep proper written records of the amount of this Warrant exercised as of each Exercise Date until this Warrant is delivered to Company. Except with respect to any failure to pay the Exercise Amount, the Person(s) entitled to receive the Shares issuable upon an exercise of this Warrant shall be treated for all purposes as the record holder or holders of such Shares on the Exercise Date, notwithstanding when items other than the Exercise Notice are transmitted or delivered.

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1.4.        Reservation of Shares Issuable upon Exercise. Company shall reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of Shares as shall from time to time be sufficient to effect the exercise of all of the Total Exercise Amount; and if at any time the number of Shares shall not be sufficient to effect the exercise of all of the Total Exercise Amount, in addition to such other remedies as shall be available to the Holder, Company shall take such action as may be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for such purposes.

2.        ADJUSTMENTS TO THE SHARES. The Warrant Exercise Price and the number of Warrant Shares obtainable upon exercise of this Warrant shall each be subject to adjustment from time to time as provided in this Section 2.

2.1.        Stock Dividends, Splits, Etc. If, at any time while this Warrant is outstanding, Company declares or pays a dividend or other distribution on the outstanding shares of the Common Stock payable in additional shares of the Common Stock or other securities (including rights to acquire securities), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number of shares of Common Stock or the total number and kind of other securities, as applicable, to which Holder would have been entitled had Holder held such Shares as of the date on which a record is taken for such dividend or other distribution. If Company subdivides the outstanding shares of the Common Stock by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Exercise Price shall be proportionately decreased as of the date on which a record is taken for such subdivision. If the outstanding shares of the Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Exercise Price shall be proportionately increased and the number of Shares purchasable hereunder shall be proportionately decreased as of the date on which a record is taken for such combination or consolidation.

2.2.        Reorganization, Reclassification, Exchange, Conversion or Substitution. Upon any reorganization, reclassification (other than a subdivision, combination or consolidation referred to in Section 2.1), exchange, conversion, substitution, merger, sale of all or substantially all of the Company’s assets followed by a liquidation of Company or similar event affecting the outstanding shares of the Common Stock at any time while this Warrant is outstanding (“Reorganization Event”), Holder shall be entitled to receive (either directly or upon subsequent liquidation), upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised in full immediately before such Reorganization Event, at an aggregate Warrant Exercise Price not exceeding the aggregate Warrant Exercise Price in effect as of immediately prior thereto. The provisions of this Section 2.2 shall similarly apply to successive Reorganization Events. Notwithstanding anything to the contrary contained herein, with respect to any Reorganization Event, the Holder may elect prior to the record date or consummation date (if there is no record date) of such Reorganization Event to exercise this Warrant in whole or in part to the extent then exercisable instead of giving effect to the provisions contained in this Section 2.2 with respect to this Warrant.

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2.3.        Distributions. If Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or other assets (excluding (a) evidences of indebtedness and other assets referred to in Section 2.1 or Section 2.2 above or Section 2.8, and (b) dividends or distributions paid in cash), then in each such case the Warrant Exercise Price shall be adjusted by multiplying the Warrant Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above and of which the numerator shall be the Closing Price on such record date less the then per share fair market value at such record date of the portion of such evidences of indebtedness or assets so distributed with respect to one outstanding share of Common Stock. The net amount of any fair market value of any consideration other than cash or marketable securities shall be determined in good faith jointly by the Company Board and the Holder; provided, however, that if such net amount of fair market value received cannot be determined by the Company Board and Holder, then such net amount of fair market value received shall be determined in the same manner as determination of a Closing Price pursuant to Section 6.11 of the Investment Agreement.

2.4.        Fractional Shares. No fractional Share shall be issuable upon exercise or exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or exercise of this Warrant, Company shall eliminate such fractional share interest by paying Holder cash in the amount computed by multiplying the fractional interest by the Closing Price of a full Share on the date of exercise.

2.5.        Certificate as to Adjustments. Upon each adjustment of the Warrant Exercise Price, the Common Stock and/or number of Shares, or upon the occurrence of any transaction or event described in this Section 2 (including, without limitation, the grant of new securities or other property issuable upon exercise or conversion of this Warrant as a result of a Reorganization Event), Company shall promptly notify Holder thereof in writing, and, at Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. In addition, Company shall promptly, following any such adjustment, furnish Holder a certificate setting forth the Warrant Exercise Price, Common Stock and number of Shares in effect upon the date thereof and the series of adjustments leading to such Warrant Exercise Price, Common Stock and number of Shares.

2.6.        Additional Anti-Dilution Rights. In order to prevent dilution of the purchase rights granted under this Warrant, the Warrant Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall also be subject to adjustment from time to time as provided in this Section 2.6.

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(a)        Adjustment to Warrant Exercise Price Upon Issuance of Common Stock. Except as provided in Section 2.6(d) and except in the case of an event described in Section 2.1, Section 2.2, or Section 2.3, if the Company shall, at any time or from time to time after the Original Issue Date, issue or sell any shares of Common Stock (except as a result of the exercise or conversion of any outstanding Options and/or Convertible Securities not prohibited from being outstanding by the Investment Agreement) without consideration or for consideration per share less than the Market Price immediately prior to such issuance or sale, then immediately upon such issuance or sale, the Warrant Exercise Price in effect immediately prior to such issuance or sale shall be reduced (and in no event increased) to a Warrant Exercise Price equal to the quotient obtained by multiplying the Warrant Exercise Price by a fraction:

(i)        the numerator of which shall be the sum of (A) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale plus (B) the aggregate number of shares of Common Stock which the aggregate amount of consideration, if any, received by the Company upon such issuance or sale would purchase at the Market Price; and

(ii)        the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale.

For purposes of this Warrant, “Market Price” shall mean, with respect to one Share of Common Stock for any date, the price determined as follows: (a) the 30-day volume weighted average price of the Common Stock (determined by dividing the dollar value of all Common Stock trading on the applicable Principal Trading Market for the applicable 30-day period, by the total trading volume on the applicable Principal Trading Market, for such 30-day period) for the 30-day period ending on the date of determination (subject to proportionate adjustment for stock splits, subdivisions and combinations of shares and similar events affecting the Common Stock), or (b) if the Common Stock is not so listed or quoted, as reasonably determined by the Company Board and Holder; provided, that if the Company Board and Holder cannot determine the Market Price of one Share of Common Stock, then such Market Price shall be determined in the same manner as determination of a Closing Price pursuant to Section 6.11 of the Investment Agreement.

For purposes of determining the adjusted Warrant Exercise Price under this Section 2.6(a), if the Company shall, at any time or from time to time after the Original Issue Date, issue or sell any shares of Common Stock: (A) for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the closing price (as reflected on any securities exchange, quotation system or association or similar pricing system covering such security) for such securities as of the end of business on the date of receipt of such securities; (B) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Company, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to be the fair market value of such portion of the aggregate consideration received by the Company in such transaction as is attributable to such shares of Common Stock issued in such transaction; or (C) to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock issued to such owners. The net amount of any consideration and the fair market value of any consideration other than cash or marketable securities shall be determined in good faith jointly by the Company Board and the Holder; provided, however, that if such net amount of cash consideration and/or fair market value received cannot be determined by the Company Board and Holder, then such net amount of consideration and/or fair market value received shall be determined in the same manner as determination of a Closing Price pursuant to Section 6.11 of the Investment Agreement.

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(b)        Adjustment to Number of Warrant Shares Upon Adjustment to Warrant Exercise Price. Upon any and each adjustment of the Warrant Exercise Price as provided in Section 2.6(a), the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to any such adjustment shall be increased to a number of Warrant Shares equal to the quotient obtained by dividing:

(i)        the product of (A) the Warrant Exercise Price in effect immediately prior to any such adjustment multiplied by (B) the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such adjustment; by

(ii)        the Warrant Exercise Price resulting from such adjustment.

(c)        Certain Events. If any event of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Company Board shall make an appropriate adjustment in the Warrant Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 2; provided, that no such adjustment pursuant to this Section 2.6(c) shall increase the Warrant Exercise Price or decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 2. In addition, the Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and conditions and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

(d)        Exceptions To Adjustment Upon Issuance of Common Stock. Anything herein to the contrary notwithstanding, there shall be no adjustment to the Warrant Exercise Price or the number of Warrant Shares issuable upon exercise of this Warrant with respect to any Excluded Issuances.

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2.7.        Notices. In the event:

(a)        that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;

(b)        of any Reorganization Event;

(c)        of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(d)        that any other event occurs that would result in any adjustment to the Warrant Exercise Price or the number of Warrant Shares issuable to Holder pursuant to this Section 2;

then, and in each such case, the Company shall send or cause to be sent to the Holder on the earlier of (i) at least 10 days prior to the applicable record date or the applicable expected effective date, as the case may be, for such event and (ii) the date upon which the Company sends such written notice to the other holders of Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) of such event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, or other right or action, and a description of such dividend, distribution or other right along with copies of all relevant materials related to such event (including, without limitation, any indentures related to indebtedness distributed to stockholders), or (B) the effective date on which such Reorganization Event, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other Capital Stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other Capital Stock or securities) for securities or other property deliverable upon such Reorganization Event, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares (including, without limitation, the number, class and series or other designation of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such Reorganization Event).

2.8.        Purchase Rights. Without duplicating any purchase rights granted under the Investment Agreement or any other warrant or instrument, in addition to any adjustments pursuant to this Section 2, if at any time the Company grants or issues or sells Options or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Stock (the “Purchase Rights”), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder would have acquired if the Holder had held the number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. Anything herein to the contrary notwithstanding, the Holder shall not be entitled to the Purchase Rights granted herein with respect to any Excluded Issuance.

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2.9.        Limitation on Additional Anti-Dilution Rights and Purchase Rights. Notwithstanding anything herein to the contrary, the number of Warrant Shares issuable upon exercise of this Warrant at any given time or pursuant to the Purchase Rights, when combined with the aggregate number of Warrant Shares previously issued upon conversion of this Warrant and any other Warrant issued by the Company pursuant to the Investment Agreement and any Shares sold pursuant to the Investment Agreement, shall not, in the absence of receipt of the Required Approval (i) exceed 19.9% of the number of shares of Common Stock issued and outstanding immediately prior to the Effective Date or (ii) result in a “change of control” of Company within the meaning of the applicable NASDAQ rules, and the number of Warrant Shares that may be issued or sold shall be adjusted accordingly to prevent a violation of NASDAQ rules; provided, however, that any Warrant Shares not so issued or sold shall remain Warrant Shares issuable upon a future exercise of this Warrant in the event that the Company decides to seek and obtains the required stockholder approval at a later time. The Company shall promptly, and in any event within five (5) Business Days following the receipt of Required Approval, if obtained, deliver to the Holder a certificate, in form reasonably satisfactory to the Holder, certifying that the limitation contained in this Section 2.9 has been duly removed by the Company and is no longer applicable to this Warrant (except to the extent a separate stockholder vote is required under NASDAQ rules for any future offering pursuant to the Purchase Rights).

3.	CERTAIN AGREEMENTS

Company hereby covenants and agrees as follows:

3.1.        Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. Upon delivery to the Holder of the Warrant Shares, good and valid title to the Warrant Shares shall pass to the Holder free and clear of all Liens.

3.2.        Reservation of Shares. Until the Expiration Date, Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the full exercise of this Warrant, such number of Shares as shall from time to time be sufficient to effect the exercise with respect to all of the Warrant Shares that may be received pursuant to this Warrant; and if at any time the number of Shares shall not be sufficient to effect the full exercise of this Warrant, in addition to such other remedies as shall be available to the Holder, Company shall take such action as may be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for such purposes.

3.3.        Successors and Assigns. This Warrant shall be binding upon any entity succeeding to Company by merger, consolidation, or acquisition of all or substantially all Company’s assets or all or substantially all of Company’s outstanding capital stock or otherwise.

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3.4.        No Rights as a Stockholder. Except as otherwise provided in this Warrant, the Holder of this Warrant shall not, by virtue of its status as the Holder of this Warrant, be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any Company action (whether upon a merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised or converted and the Shares issuable upon the exercise or conversion hereof shall have been issued as provided herein.

4.	TRANSFER AND REPLACEMENT OF WARRANT

4.1.        Restriction on Transfer. Neither this Warrant nor the Warrant Shares to be received upon exercise or conversion of this Warrant have been registered under the Securities Act or under the securities Laws of any state and Company shall have no obligation to register the resale of this Warrant or the Warrant Shares under the Securities Act or under the securities Laws of any state, except in the case of the Warrant Shares to the extent provided in the Registration Rights Agreement. In addition to the restrictions set forth below, this Warrant and the Warrant Shares may not be transferred (a) if such action would constitute a violation of any federal or state securities Laws or a breach of the conditions to any exemption from registration thereunder (including a loss of the exemptions under the Securities Act, or applicable state securities Laws) on which Company relied in connection with the issuance of this Warrant and any Warrant Shares upon exercise or conversion thereof and (b) unless and until one of the following has occurred: (A) registration of the resale of this Warrant and/or Warrant Shares, as the case may be, under the Act, and such registration or qualification as may be necessary under the securities laws of any state, has become effective, or (B) the Holder has delivered to Company an opinion of counsel reasonably satisfactory to Company that such registration or qualification is not required and such action will not constitute a breach of the conditions to any exemption from registration thereunder (including a loss of the exemptions under the Act, or applicable state securities laws) on which Company relied in issuing this Warrant and any Warrant Shares upon exercise or conversion thereof. In addition to the foregoing restrictions, this Warrant is subject to the restrictions set forth in the Investment Agreement and neither this Warrant nor any interest herein may be assigned, pledged, sold or otherwise transferred without the prior written consent of Company in its sole discretion. Any purported assignment prohibited by the Investment Agreement or this Warrant shall be void.

4.2.        Stock Legend. All Shares issued upon exercise or conversion in whole or in part of this Warrant shall have stamped or imprinted thereron a legend to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS PROVIDED HEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS PERMITTED UNDER RULE 144 OF THE ACT OR IS OTHERWISE EXEMPT FROM SUCH REGISTRATION. THE SECURITIES ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTMENT AGREEMENT DATED AS OF FEBRUARY 25, 2014, AS AMENDED FROM TIME TO TIME.

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4.3.        Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement and bond reasonably satisfactory in form and amount to Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

4.4.        Cancellation. Upon the surrender of this Warrant in connection with any transfer, exchange or replacement, this Warrant shall be promptly canceled by Company. The Original Warrant is hereby canceled.

4.5.        Register. Company shall maintain, at its principal executive offices (or such other office or agency of Company as it may designated by notice to Holder), a register for this Warrant, in which Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

5.	REGISTRATION RIGHTS

The shares of Common Stock issuable upon exercise or conversion of this Warrant shall be “Registrable Common Shares” under that certain Registration Rights Agreement, dated as of March 18, 2014, by and between Company and Holder.

6.	[Intentionally Omitted]

7.	MISCELLANEOUS

7.1.        Term. This Warrant is exercisable or convertible in whole or in part at any time and from time to time on or before the Expiration Date, provided, however, that notwithstanding the stated Expiration Date or any other provision hereof to the contrary, the Holder shall have no right to exercise this Warrant or any portion hereof with respect to any Warrant Shares at any time following the date that the Holder, or the Purchaser or any of its Affiliates, causes Company to redeem the Note pursuant to Section 2.4(a) of the Note, but only to the extent of the Warrant Shares corresponding to such redeemed amount. Notwithstanding the foregoing, nothing in this Section 7.1 shall prevent the Holder from exercising this Warrant or any portion hereof in connection with any such redemption of the Note.

7.2.        Notices. All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Warrant shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, or (b) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of delivery. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such day. Such notices, demands, requests, consents and other communications shall be sent to the following Persons at the following addresses.

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if to Company, to:

The Management Network Group

7300 College Boulevard, Suite 302

Overland Park, KS 66210

Attention: CEO/President and General Counsel

if to Holder, to:

Elutions, Inc.

601 East Twiggs Street

Tampa, Florida 33602

Attention: Chairman/CEO and General Counsel

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

7.3.        Waivers. The rights and remedies provided for herein are cumulative and not exclusive of any right or remedy that may be available to Holder whether at law, in equity, or otherwise. No delay, forbearance, or neglect by Holder, whether in one or more instances, in the exercise of any right, power, privilege, or remedy hereunder or in the enforcement of any term or condition of this Warrant shall constitute or be construed as a waiver thereof. No waiver of any provision hereof, or consent required hereunder, or any consent or departure from this Warrant, shall be valid or binding unless expressly and affirmatively made in writing and duly executed by Holder. No waiver shall constitute or be construed as a continuing waiver or a waiver in respect of any subsequent breach, either of similar or different nature, unless expressly so stated in such writing.

7.4.        Specific Enforcement. The parties hereto agree that irreparable damage will occur in the event that any of the provisions of this Warrant are not performed in accordance with their specific intent or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they may be entitled by law or equity. The parties hereto agree not to resist such application for relief on the basis that the non-breaching party has an adequate remedy at law and agree to waive any requirement for securing or posting of any bond in connection with such remedy.

7.5.        Counterparts. This Warrant may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Warrant. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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7.6.        Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Notwithstanding the foregoing, the fiduciary duties of the Board of Directors of the Company, the validity of any corporate action on the part of the Company, and any other matters relating to the internal corporate affairs of the Company, shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to the conflicts of laws rules thereof.

7.7.        Exclusive Jurisdiction; Venue. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Warrant and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Warrant and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in any New York State court sitting in the County of New York, the State of New York or the United States District Court for the Southern District of New York, and, in each case, any appellate court therefrom. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Warrant or any of the transactions contemplated by this Warrant in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Warrant, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 7.7, (b) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Warrant, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto agrees that service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 7.2. Each of the parties agrees that the final judgment of any such court shall be enforceable in any court having jurisdiction over the relevant party or any of its assets.

7.8.        Waiver of Jury Trial. EACH OF THE PARTIES TO THIS WARRANT HEREBY IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY DIRECT OR INDIRECT ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY ( A ) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, ( B ) MAKES THIS WAIVER VOLUNTARILY, AND ( C ) ACKNOWLEDGES THAT EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 7.8.

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7.9.        Successors and Assigns. Except as set forth in Section 3.3, this Warrant and the rights and obligations hereunder shall not be assigned, delegated, or otherwise transferred (whether by operation of law, by contract, or otherwise) without the prior written consent of the other party hereto. Any attempted assignment, delegation, or transfer in violation of this Section 7.9 shall be void and of no force or effect.

7.10.        Amendment. This Warrant may be amended, modified, or supplemented only pursuant to a written instrument making specific reference to this Warrant and signed by Company and Holder.

7.11.        Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Warrant.

7.12.        Descriptive Headings; No Strict Construction. The descriptive headings of this Warrant are inserted for convenience only and do not constitute a substantive part of this Warrant. The parties to this Warrant have participated jointly in the negotiation and drafting of this Warrant. If an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Warrant. The parties agree that prior drafts of this Warrant shall be deemed not to provide any evidence as to the meaning of any provision hereof or the intention of the parties hereto with respect to this Warrant.

7.13.        Blackout Periods. If, due to any “blackout period” or other similar restriction on the purchase of Securities imposed by the Company, Holder is prevented from exercising any of its rights hereunder (including, without limitation, exercising the Warrant and purchasing Warrant Shares), then the Expiration Date shall be extended such number of days equal to the time period in which such “blackout period” or other similar restriction restricted Holder from exercising such rights. If any additional rights are afforded to any Persons subject to any such “blackout periods” or other similar restriction (including, without limitation, any notice rights), then Holder shall be afforded such additional rights.

7.14.        Definitions.

“Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of Options actually outstanding at such time, plus (c) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided, that Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly owned Subsidiaries.

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“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock whether upon issuance or at a later date or upon satisfaction of any conditions or contingencies, but excluding Options.

“Excluded Issuances” means any issuance or sale by Company after the Issue Date of shares of Common Stock (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), Options or Convertible Securities: (a) pursuant to this Warrant or any warrants, instruments or agreements entered into pursuant the Investment Agreement; (b) to directors, officers, employees, or consultants of Company and its Subsidiaries in connection with their service as directors, employees or consultants of such entities as approved by the Company Board; (c) pursuant to the conversion or exercise of Options or Convertible Securities issued prior to the Issue Date, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof; (d) pursuant to the Amended and Restated Rights Agreement, except to the extent that such agreement is triggered upon any Person other than a member of the Elutions Group (as defined in the Amendment to Rights Agreement) becoming an Acquiring Person under the Amended and Restated Rights Agreement; (e) pursuant to a strategic partner in a primarily non-financing transaction as approved by the Company Board; or (f) in connection with debt financings, equipment financings or similar transactions approved by the Company Board.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

[signature page follows]

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IN WITNESS WHEREOF, the parties have duly executed and delivered this Warrant by their duly authorized representatives as of the date first above written.

COMPANY:

THE MANAGEMENT NETWORK GROUP, INC.

By:
	Name:	Donald E. Klumb
	Title:	Chief Executive Officer, President and Chief Financial Officer

HOLDER:

ELUTIONS, INC.

By:
	Name:	Benjamin Kaiser
	Title:	Chief Risk Officer

APPENDIX 1

NOTICE OF EXERCISE

TO: THE MANAGEMENT NETWORK GROUP, INC.

1.           The undersigned hereby elects to purchase _____ Shares of the Common Stock of The Management Network Group, Inc. pursuant to the terms of the attached Amended and Restated Common Stock Purchase Warrant (Tracking) (the “Warrant”) issued to the undersigned, and shall tender payment of the exercise price in full in accordance with the terms of the Warrant.

2.           Payment shall take the form of (check applicable box):

[ ]        in lawful money of the United States; and/or

[ ]        Application of the Set-Off Amount in an amount equal to $_______________ pursuant to Section 1.3 of the Warrant.

3.           Please issue a certificate or certificates representing said Shares in the name of the undersigned.

ELUTIONS, INC.

By:
Name:
Title:

Electronic Mail Address of Chief Executive Officer:

Electronic Mail Address of General Counsel:

Date:_________________